Exhibit 99.1

1 1 201 9 Annual Meeting of Stockholders November 1 2 , 201 9 Independence Holding Company © 2017 The IHC Group

IHC Corporate Structure

- Independence Holding Company (DE)
  - Independence Capital Corp. (DE)
    - Madison National Life Insurance Company, Inc. (WI)
      - Independence American Holdings Corp. (DE)[1]
        - IHC Specialty Benefits, Inc. (DE)
        - PetPartners, Inc. (DE)[2]
        - Independence American Insurance Company (DE)
        - IHC Domain Holdings, LLC (DE)[3]
    - Standard Security Life Insurance Company of New York (NY)
    - IHC Health Holdings Corp. (DE)
      - IHC Carrier Solutions, Inc. (DE)

(1) ICC indirectly owns IAHC.
(2) IAHC indirectly owns 85% of PetPartners, Inc.
(3) IHC Domain Holdings, LLC ("IHC DC") owns the following domains: Healthinsurance.org; medicareresources.org, petplace.com; and dentalinsurance.org. IHC DH owns a minority interest in Torchlight Technology Group, LLC (DE).

© 2010 The IHC Group

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.
2

3 IHC at a Glance • Specialty Health, Life and Disability Company – Management team with average tenure of 25+ years • Founded in 1980, publicly traded on the NYSE – Market cap over $ 578M ($38.97 per share as of 11/7/2019) – Book Value of $31.90 per share (as of 9/30/2019) • Three carriers rated A - (Excellent) by A.M. Best – Standard Security Life (New York) – Madison National Life (Wisconsin) – Independence American Insurance Company (DE) • Controlled Distribution with lead generation – Call Centers and Advisors – Organic lead gen (owned domains and affinity groups) Comprehensive Specialty H ealth P roduct S uite • Top 5 writer of short - term medical • Top 6 market share in NY Disability Benefits Law (DBL) business • Top 6 writer of pet insurance in the US • Top writer of LTD for school districts and municipalities in upper Midwest

4 4 Executive Summary • Successful transition from capital - intensive LOBs with unpredictable margins to less capital - intensive, higher - margin specialty lines • Management continues to selectively deploy excess capital to grow owned distribution – Expansion of Owned Call Centers – Expansion of Career Advisors – Expansion of Lead Generation Capabilities • Entering the Senior Market – Initially, will sell Med Supp and Med Adv from other carriers – By 3/1/20 will be selling IAIC Med Supp, dental, vision and a new HIP product with Senior Market riders • 2019 continuing excellent underwriting results in both Specialty Health and Group disability, life, DBL & Paid Family Leave ( PFL ) • New pet distribution and products

THE IHC GROUP

Standard Security Life Insurance Company
A Member of The IHC Group

DBL & PFL

Distribution via GA's and direct broker relationships

Independence American Insurance Company
A Member of The IHC Group

PET

- PetPartners
- PetPlace (Leadgen)
- MyPetInsurance
- AKC
- Affinity Groups
- PetsBest
- FIGO
- PetFirst

D2C

- Call Centers
- Career Agents
- Affinity Groups
- MyHealthInsurance
- Lead Generation
- Domains
- Platforms
- Senior Market

B2B

- Brokerage
- Telebroker
- National Accts
  - Anthem
  - United
  - eHealth
  - BCBSNC

Madison National Life Insurance Company
A Member of The IHC Group

LTD & STD

Distribution via GA's and direct agency relationships

© 2010 The IHC Group

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.
5

Unique specialty health product offering – with a history of innovation and profitability

Products		Product Features
	STM & Fixed Indemnity *Individual & Association*	• Plans are available online and are active within 24 hours of applying • Duration rules have recently changed allowing states to determine the plan duration. Extend STM expected to be available in 18 states by Q1 2020 • STM and FI more attractive due to elimination of penalty
	DBL & PFL *Group*	• Electronic application submission that allows agents to conveniently submit applications via DBL customized website and receive instant policy numbers • System is complemented by electronic delivery of policy kits • Less than 24 hour turnaround on all new business and administrative changes • Comprehensive interactive website for agents, policyholders and claimants
	Group Life & LTD *Group*	• Offers plan flexibility that meets the needs of bargained benefit plans • Provides automatic claim submission for Waiver of Premium and online claim intake
	Pet Insurance *Individual*	• Customers can choose how much of their veterinarian bill is reimbursed from 70%, 80%, 90%, or 100% after a deductible is met • Continuing to expand white label, affinity, and employer arrangements
	Dental & Vision *Group + Individual*	• Fast growing and highly profitable individual line being marketed by Anthem, WBEs, eHealth and others • New quoting and enrollment platforms for groups create value for producers

All lines of business have consistently generated profits over the last 5 years

© 2010 The IHC Group

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.
6

7 IHC Per - Share Value ❑ As market prices warrant, buy back shares of IHC ❑ Recent price levels: ❑ IHC book value $ 31.90 as of September 30, 2019 ➢ IHC Price to Book Ratio was 1.22 at November 7, 2019 ❑ Russell 2000 Insurance: Life Index Price to Book Ratio was .74 as of 9/30/19 ❑ NASDAQ Insurance Index Price to Book Ratio was 1.23 as of 9/30/19

8 IHC Results of Continuing Operations* 1 . The year ended 2017 includes : ( i ) a $ 20 . 3 million reduction in the valuation allowance on AMIC’s deferred tax asset ; and (ii) a tax benefit of $ 11 . 6 million from a worthless stock deduction recognized as a result of the winding down and dissolution of a subsidiary ; partially offset by (iii) deferred income tax expense of $ 9 . 4 million recorded as a result of the Tax Cuts and Jobs Act . 2 . The year ended 2016 includes a $ 3 . 9 million tax benefit from a worthless stock deduction as a result of the winding down and dissolution of a subsidiary in the fourth quarter of 2016 . 3 . The year ended 2015 includes a $ 6 . 7 million gain, net of tax, resulting from the deconsolidation of a subsidiary and corresponding joint venture transaction, and a $ 3 . 3 million gain, net of tax, on the sale of the infrastructure associated with the administration of substantially all of our individual life and annuity policies ceded in 2015 . * Results of operations for prior years have been adjusted for the effects of discontinued operations for the sale of IHC Ri sk Solutions in 2016. Year Reported Q3 201 9 YTD $ 1. 45 201 8 $ 1.89 201 7 1 $ 2.63 201 6 2 $ 1.27 201 5 3 $ 1.58

Strategic Objectives Next 3 Years

- Expand owned distribution channels and lead generation
  - Emphasize online sales and direct-to-consumer channels through call center, advisors, transactional websites and pet aggregator
  - Improve lead flow to call centers and advisors through organic, paid and referral relationships
- Enter Senior Market:
  - Have begun selling Med Supp and Med Adv from other carriers
  - IAIC Med Supp with a leading national reinsurer and admin beginning 3/1/20
  - By Q1 2020, IAIC will also have senior dental, vision, and HIP
  - Add proven national distribution, specific to senior market
- Expand pet insurance footprint
  - Relaunch of www.petplace.com will generate organic leads
  - Launch of www.mypetinsurance.com as aggregator
  - Continue to be underwriter for Pets Best, Figo and PetFirst
- Accelerate roll-out of technology initiatives for D2C and agent channels
- Continue to provide product and call center solutions for national brands
- Expand distribution of Group Life and LTD
- Selectively introduce products from non-IHC carriers

© 2010 The IHC Group

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.
9

10 Forward - Looking Statements Certain statements in this presentation are “forward - looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of IHC. Forward - looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to IHC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission. These uncertainties may cause IHC’s actual future results to be materially different than those expressed in this presentation. IHC does not undertake to update its forward - looking statements.